                                                                   EXHIBIT 10.27

         ASSIGNMENT APPROVAL BY ALASKA PIPELINE COMPANY AND JOINDER AND
           RATIFICATION BY AURORA GAS, LLC OF THE GAS SALES AGREEMENT
               BETWEEN AND AMONG ANADARKO PETROLEUM CORPORATION,
               PHILLIPS ALASKA, INC., AND ALASKA PIPELINE COMPANY

      This Assignment Approval by Alaska Pipeline Company and Joinder and Ratification by Aurora Gas, LLC ("Assignment") of the Gas Sales Agreement Between and Among Anadarko Petroleum Corporation, Phillips Alaska, Inc., and Alaska Pipeline Company ("Agreement") is entered into by and among ConocoPhillips Alaska, Inc. (formerly known as Phillips Alaska, Inc.) ("CPA"), Aurora Gas, LLC ("Aurora"), and Alaska Pipeline Company ("APC").

      WHEREAS, under Section 13.12 of the Agreement, CPA's obligations are independent of those of Anadarko Petroleum Corporation ("Anadarko");

      WHEREAS, CPA has agreed to assign to Aurora, effective September 27, 2002, all of its lease interests in the Field, as defined in Exhibit E to the Agreement, a copy of which is attached as Exhibit 1 and incorporated in full by reference, which lease interests will be assigned in a separate instrument or instruments;

      WHEREAS, CPA has agreed to assign all of its rights, duties, obligations, responsibilities, and interests in and under the Agreement to Aurora;

      WHEREAS, Aurora desires to assume CPA's rights, duties, obligations, responsibilities, and interests in and under the Agreement, and to join and ratify the Agreement and dedicate the gas in the Field to the performance of the Agreement;

      WHEREAS, the Agreement provides at Section 13.2 that any assignment of obligations under the Agreement must receive the consent in writing by the other party, which consent may not be unreasonably withheld;

      WHEREAS, the Agreement provides at Section 13.3 that upon assignment by CPA of any lease that is used to supply gas under the Agreement, the assignee must ratify and join in the Agreement by executing an instrument describing the lease and dedicating the gas to the performance of the Agreement; and

      WHEREAS, Cook Inlet Region, Inc., the owner of the mineral rights in the Field, has consented to an assignment of the leases to Aurora as evidenced by attached Exhibit 2.

      NOW THEREFORE, the parties desire to provide for approval, ratification, and joinder as provided in the Agreement, and agree for good and valuable consideration, the receipt and sufficiency of which are acknowledged, as follows:

      1. CPA assigns all of its rights, duties, obligations, responsibilities, and interests in and under the Agreement to Aurora, excepting only the contingent responsibilities and duties for Backup as defined below.

      2. Aurora hereby accepts and assumes CPA's rights, duties, obligations, responsibilities, and interests in and under the Agreement as described in paragraph 1 above, and agrees to fully and faithfully perform the Agreement in accordance with its terms and conditions and this Assignment.

      3. Aurora ratifies and joins in the Agreement as a party seller and dedicates the gas in the Field to performance of the Agreement.

      4. APC consents to the assignment of CPA's rights, duties, obligations, responsibilities, and interests in and under the Agreement to Aurora as described in paragraph 1 above, and agrees to accept Aurora's performance of those rights, duties, obligations, and responsibilities.

      5. This Assignment shall be effective upon the date of the recording in the Anchorage Recording District of the instruments conveying CPA's lease interests in the Field to Aurora.

      6. Aurora has received the February 2002 Production Schedule (attached as
Exhibit 3) required by paragraph 3.3.6 of the Agreement and acknowledges and agrees that the Production Schedule sets the maximum amount of gas APC is required to take under the Agreement.

      7. Aurora agrees that the Agreement is amended to prohibit assignment by Aurora except in the sole discretion of APC, and that APC may withhold for any reason its agreement to an assignment.

      8. Aurora agrees that it will promptly, and in no event later than October 31, 2003, build a pipeline to connect the Moquawkie Field to a pipeline which connects with APC's pipeline system so that gas deliveries can be made to APC under the Agreement.

      9. CPA acknowledges its obligation to supply all gas necessary to meet the supply obligation under paragraph 3.1.1 of the Agreement (subject to Anadarko's right to supply gas), as amended by a letter agreement between APC and CPA dated September 17, 2002 (attached as Exhibit 4), to the extent Aurora does not meet the obligation with gas from the Field or another field, and CPA agrees that this obligation survives and is not affected by the Assignment.

      10. CPA agrees to Backup the daily and annual volumes in the 2002 Production Schedule (Exhibit 3) until the later of:

            a. connection of the Field by pipeline to a pipeline which connects with APC's pipeline system and delivery of gas in the volumes required by the Agreement for twelve (12) consecutive months. If gas in the volumes required by the Agreement is available in any month but APC does not take it, the gas shall be deemed delivered for purposes of this provision; or

            b. March 31,2006,

but in any event, not after January 1, 2008 (that is, if not terminated earlier, no Backup obligation exists after January 1, 2008).

      "Backup" means to supply annually and daily one-half of any gas volume required to be supplied by the 2002 Production Schedule which APC requires but Aurora does not supply for any reason. For example, the 2002 Production Schedule provides for a Daily Peak Rate of 13 MMcf in 2005. If on a given day in 2005 APC requires 12 MMcf and Aurora supplies only 10 MMcf, CPA would be required to supply 1 MMcf.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the dates indicated below.

ConocoPhillips Alaska, Inc.                  Aurora Gas, LLC

By  /s/ Joseph O. Leonard                    By /s/ G. Scott Pfoff
    ---------------------------                 --------------------------------
Its    Vice President                        Its President
Date     1/7/03                              Date 12/23/02

Alaska Pipeline Company

By /s/ Daniel M. Dieckgraeff
   ----------------------------
Its    Vice President
Date     1-13-03

                                    EXHIBIT 1

 to Assignment Approval by Alaska Pipeline Company and Joinder and Ratification by Aurora Gas, LLC of the Gas Sales Agreement Between and Among Anadarko Petroleum Corporation, Phillips Alaska, Inc., and Alaska Pipeline Company

                                   EXHIBIT E

                  TO THE GAS SALES AGREEMENT BETWEEN AND AMONG
           ANADARKO PETROLEUM CORPORATION, PHILLIPS ALASKA, INC., AND
                            ALASKA PIPELINE COMPANY

                                   THE FIELD

                               LEGAL DESCRIPTION

Seward Meridian, Township 11 North, Range 11 West:

      The following lands within U.S. Survey 1865:

            Sections 3-10 (protracted), all;
            Sections 15-19 (protracted) (fractional), all;

      and

      All tidelands and submerged lands within the following sections:

            Sections 15-22 (protracted).

Seward Meridian, Township 11 North, Range 12 West:

      The following lands within U.S. Survey 1865:

                  Sections 1-2 (protracted), all;
                  Section 3 (protracted) (fractional),all;
                  Section 10 (protracted) (fractional), all;
                  Sections 11-14(protracted), all;
                  Section 15 (protracted) (fractional), all;
                  Section 22 (protracted) (fractional), all;
                  Section 23 (protracted),all;
                  Sections 24-27 (protracted) (fractional), all (not including any tidelands or submerged lands);

      and

GAS SALES AGREEMENT
Page 52

                                   EXHIBIT E
                                Page 1 of 4 Pages

Exhibit 1
Page 2 of 4

      The following lands outside U.S. Survey 1865:

            Tract A, comprising the following:

                  Section 3 (fractional), all;
                  Sections 4-9, all;
                  Section 10(fractional), all;
                  Section 15 (fractional), all;
                  Sections 16-18, all;
                  Section 21, all;
                  Section 22 (fractional), all;
                  Section 27 (fractional), all (not including USS 1808, USS 4548
                        (Lot 1), USS 4548 (Lot 2), USS 3895, or any tidelands or submerged lands);
                  Section 28 (fractional), all (not including USS 3895, USS 4549
                        (Lot 1), USS 4549 (Lot 2), USS 4549 (Lot 3), USS 4549
                        (Lot 4), USS 4550, or any tidelands or submerged lands).

            and

            U.S. Survey 1808;
            U.S. Survey 3895;
            U.S. Survey 3895;
            U.S. Survey 4548 (Lots land 2);
            U.S. Survey 4549 (Lots 1, 2, 3 and 4);
            U.S. Survey 4550.

Seward Meridian, Township 12 North, Range 11 West:

      The following lands outside U.S. Survey 1865:

            Tract A, comprising the following:

                  Sections 3-10, all;
                  Sections 15-18, all;
                  Section 19 (fractional), all;
                  Section 20 (fractional), all (not including USS 4547); Sections 21-22, all;
                  Sections 27-28 (fractional), all;
                  Section 29 (fractional), all (not including USS 4547);

GAS SALES AGREEMENT
Page 53

                                   EXHIBIT E
                                Page 2 of 4 Pages

Exhibit 1
Page 3 of 4

      and

            U.S. Survey 4547;

      and

      The following lands within U.S. Survey 1865:

            Sections 19-20 (protracted) (fractional), all;
            Sections 27-29 (protracted) (fractional), all;
            Sections 30-34 (protracted), all.

Seward Meridian, Township 12 North, Range 12 West:

      The following lands outside U.S. Survey 1865:

            Tract A, comprising the following:

                  Sections 1-21, all;
                  Sections 22-24 (fractional), all;
                  Section 27 (fractional), all;
                  Sections 28-33, all;
                  Section 34 (fractional), all;

      and

      The following lands within U.S. Survey 1865:

            Sections 22-24 (protracted) (fractional), all;
            Sections 25-26 (protracted), all;
            Section 27 (protracted) (fractional), all;
            Section 34 (protracted) (fractional), all;
            Sections 35-36 (protracted), all.

GAS SALES AGREEMENT
Page 54

                                   EXHIBIT E
                               Page 3 of 4 Pages

Exhibit 1
Page 4 of 4

Seward Meridian, Township 13 North, Range 11 West:

      The following lands within Tract A:

            Section 13, SE4;
            Sections 19-36, all (not including USS 3964);

      and

      The lands within U.S. Survey 3964 (Lots 1 and 2).

GAS SALES AGREEMENT
Page 55

                                   EXHIBIT E
                               Page 4 of 4 Pages

                                   Exhibit 2

 to Assignment Approval by Alaska Pipeline Company and Joinder and Ratification
    by Aurora Gas, LLC of the Gas Sales Agreement Between and Among Anadarko Petroleum Corporation, Phillips Alaska, Inc., and Alaska Pipeline Company

                   APPROVED ASSIGNMENTS OF OIL AND GAS LEASES
              Recording Information (Anchorage Recording District)


CIRI Lease Number               Record Number               Date of Recording
-----------------               -------------               -----------------
C-061387                        2002-092405-0               December 6, 2002

C-061388                        2002-092406-0               December 6, 2002

C-061389                        2002-092407-0               December 6, 2002

C-061390                        2002-092408-0               December 6, 2002

C-061391                        2002-092409-0               December 6, 2002

C-061392                        2002-092410-0               December 6, 2002

C-061393                        2002-092411-0               December 6, 2002

C-061394                        2002-092412-0               December 6, 2002

C-061395                        2002-092413-0               December 6, 2002

C-061396                        2002-092414-0               December 6, 2002

C-061452                        2002-092415-0               December 6, 2002

C-061453                        2002-092416-0               December 6, 2002

C-061500                        2002-092417-0               December 6, 2002

C-061501                        2002-092418-0               December 6, 2002

C-061502                        2002-092419-0               December 6, 2002

State of Alaska Oil and Gas Leases

ADL-386064

ADL-338176

ADL-388233

Exhibit 2
Page 2 of 2

[PHILLIPS ALASKA, INC. LOGO]                    EXHIBIT 3
                             to Assignment Approval by Alaska Pipeline Company and Joinder and Ratification by Aurora Gas, LLC of
                                the Gas Sales Agreement Between and Among
                            Anadarko Petroleum Corporation, Phillips Alaska,
                                  Inc., and Alaska Pipeline Company

      P.O. BOX 100360
      ANCHORAGE, ALASKA 99510-0360                               January 31,2002

      Joseph C. Falcone
      Commercial Consultant
      Kuparuk and Cook Inlet Business Group
      ATO Room 1168
      Phone 907-265-1686
      Fax 907-263-4486
      E-mail jfalcone@ppco.com

Mr. Dan Dieckgraeff
Vice President, Finance and Rates
Enstar Natural Gas Company
3000 Spenard Road
Anchorage, Alaska 99519-0288

Via Facsimile Transmission to 276-6696

RE: MOQUAWKIE FIELD PRODUCTION SCHEDULE

Dear Dan:

Per Article 3.3.2 of the Alaska Pipeline/Anadarko/Phillips gas contract for Moquawkie gas, we are providing Alaska Pipeline with a revised Production Schedule. Other than the start date, the Engineer's Report you received last year still reflects a reasonable production profile of the 2400' sand that was tested. There are indications that other sands in the Lone Creek #l well may be productive, but we have no new data to support this hypothesis.

We recognize there have been delays compared to the Moquawkie project as originally conceived, but we will stand behind our backstop agreement to insure your requirements are met.

The present target for Moquawkie start up is October 1, 2002. As such, our basis for the revised Production Schedule for Moquawkie remains the DeGolyer and MacNaughton report as of December 31, 2000. For our Production Schedule we have "time shifted" the start of the production profile 273 days from January 1 to October 1.

If you have any questions, please give me a call.

Yours truly,

/s/ Joseph Falcone
Joseph Falcone

Attachment:
      2002 Production Schedule

cc:      Scott Jepsen, Phillips
         Dave Anderson, Anadarko

PHILLIPS ALASKA, INC. IS A SUBSIDIARY OF PHILLIPS PETROLEUM COMPANY

Exhibit 3
Page 2 of 2

             PROVED PLUS PROBABLE RESERVES AS OF DECEMBER 31, 2000
                   ATTRIBUTABLE TO THE CARYA 2-4.2 RESERVOIR
                             IN THE MOQUAWKIE FIELD

                    (Gas volumes are expressed at 60 degrees
                           Fahrenheit and 14.65 psia)

             Full                                       Daily
          Wellstream                      Annual       Average        Daily Peak
          Production      Shrinkage       Sales         Sales            Rate
            (MMcf)         (MMcf)         (MMcf)       (MMcf)           (MMcf)
2001            0              0               0            0               0
2002          486              8             478          5.2            13.0
2003        1,929             31           1,898          5.2            13.0
2004        1,929             31           1,898          5.2            13.0
2005        1,929             31           1,898          5.2            13.0
2006        1,858             31           1,827          5.0            12.5
2007        1,540             31           1,509          4.1            10.3
2008        1,139             31           1,108          3.0             7.6
2009          849             31             818          2.2             5.6
2010          638             31             607          1.7             4.2
2011          485             31             454          1.2             3.1
2012          374             31             343          0.9             2.3
2013          292             31             261          0.7             1.8
2014          247             31             216          0.6             1.5
2015          193             23             170          0.6             N/A

TOTAL      13,888            403          13,484

----------
Notes:
1. Probable reserves have not been risk adjusted.
2. N/A = Not applicable

[ENSTAR LOGO]

                      EXHIBIT 4
           to Assignment Approval by Alaska           ALASKA PIPELINE COMPANY
           Pipeline Company and Joinder and           3000 Spenard Road
       Ratification by Aurora Gas, LLC of the Gas     P.O. Box 190288
          Sales Agreement Between and Among           Anchorage, AK 99519-0288
        Anadarko Petroleum Corporation, Phillips      (907)277-5551
          Alaska, Inc., and Alaska Pipeline           September 17, 2002
                      Company

Mr. Joseph Falcone
Kuparuk and Cook Inlet Business Group
Phillips Alaska, Inc.
P.O. Box 100360
Anchorage, Alaska 99510-0360

Re: Agreement Between and Among Anadarko Petroleum Corporation, Phillips Alaska, Inc. and Alaska Pipeline Company Dated May 15, 2000 (the "Moquawkie Contract")

Dear Joe:

      We have exchanged correspondence and have had discussions concerning the Unmet Requirements for 2003 under the above referenced Moquawkie Contract.

      In your letter dated April 18, 2002, you indicated that Phillips and Anadarko "would be willing to agree to a revised Backstop volume of 29.8 MMcf per day Deliverability in 2003 with all other terms and conditions of the Agreement remaining unchanged." The 29.8 MMcf per day was the Unmet Requirement for Deliverability in 2003 in the October 1, 2001 "Buyer's Forecast of Requirements".

      This letter confirms Alaska Pipeline Company's agreement that Phillips and Anadarko will provide the 2003 Unmet Requirements, both in terms of the Maximum Deliverability and the Annual Purchase Obligation as a revised Backstop, with all the other terms and conditions of the Moquawkie Contract remaining unchanged.

      As you know, Alaska Pipeline is in the process of preparing its October 1, 2002 "Buyer's Forecast of Requirements". The new Forecast may change the estimate of the 2003 Unmet Requirements, although Total Requirements are not expected to change materially.

                       A Subsidiary of [LOGO SEMCOENERGY]

Mr. Joseph Falcone                                                     Exhibit 4
Phillips Alaska, Inc.                                                Page 2 of 2
September 17, 2002
Page 2 of 2

      If you are in agreement with the forgoing, please so indicated by signing the enclosed copy of this letter and return it to me.

                                                Sincerely,
                                                /s/ Daniel M. Dieckgraeff
                                                Daniel M. Dieckgraeff
                                                Vice President

Accepted and agreed to this 25 day of September, 2002.

Phillips Alaska, Inc.

By:   /s/ Joseph Falcone
      ----------------------------
Title: Commercial Consultant

cc:   David Anderson, Anadarko